                          SECURITY AND PLEDGE AGREEMENT

     This Security and Pledge Agreement (the "Agreement") is made and entered into as of September 29, 1993 by and between Elk International Corporation, Ltd. ("Pledgee"), and Hee Poong Park ("Pledgor").

     WHEREAS, Pledgor has agreed to purchase, and Pledgee has agreed to sell, the Pledged Securities (as defined below); and

     WHEREAS, as part of the consideration for such purchase, Pledgor has executed that certain promissory note in the principal amount of $805,555 in favor of Pledgee dated as of the date hereof (the "Note"); and

     WHEREAS, Pledgor has agreed to enter into this Agreement as additional consideration for acceptance by Pledgee of the Note.

     NOW, THEREFORE, based upon the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant of Security Interest in Collateral. Pledgor hereby grants to Pledgee, as security for all present and future obligations and liabilities of all kinds of Pledgor to Pledgee under the Note and this Agreement (collectively referred to as the "Obligations"), a first priority security interest in the following described property (collectively referred to as the "Collateral"):

          (a) the following shares (the "Pledged Shares") of Kleer-Vu Industries, Inc., a Delaware corporation (the "Company"), as more fully described in Schedule 1 hereto, and the certificates representing the Pledged Shares and all of Pledgor's rights and privileges with respect thereto, together with stock powers executed in blank:

          112,500 shares of common stock, $.10 par value, of the Company (the "Common Stock").

          (b) all shares of Common Stock acquired from the Company by Pledgor or its affiliates (other than the Company) after the date hereof together with the 87,500 shares of Common Stock to be acquired by Pledgor from Pledgee on or before January 3, 1994 (the "Additional Securities").

          (c) the products, proceeds and accessions of the Pledged Shares and/or the Additional Securities, including, without limitation, cash and stock dividends and additional property at any time and from time to time receivable or which may be received by Pledgee or Pledgor, or otherwise distributed or paid to Pledgee or Pledgor, in respect of or in exchange for any or all of such Pledged Securities and/or Additional Securities (the "Proceeds").


     2. Pledgor's Obligations. At any time and from time to time, upon request of Pledgee, Pledgor shall give, execute and file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that Pledgee shall consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which Pledgee may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest including, without limitation, assignment of such registration rights as Pledgor may have relating to the Collateral.

     3. Pledgor's Covenants.

          (a) Pledgor agrees hereafter not to encumber or grant a security interest in or a lien or other encumbrance on the Collateral.

          (b) Pledgor agrees not to dispose of any of the Collateral except in accordance with the terms of this Agreement.

          (c) Pledgor agrees to: (i) pay promptly the Obligations secured hereby when due; (ii) indemnify Pledgee against all loss, claims, demands and liabilities of every kind arising from the Collateral and the transactions and other agreements and undertakings contemplated hereby; (iii) pay all expenses, including reasonable attorneys' fees, incurred by Pledgee in the preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) execute and deliver such documents as Pledgee deems necessary to create, perfect and continue the security interest contemplated hereby; and (v) give Pledgee notice of any litigation filed or claim asserted against Pledgor relating to or potentially affecting the Collateral.

          (d) Pledgor agrees: (i) if requested by Pledgee, to receive and collect the Proceeds, in trust and as the property of Pledgee, and to immediately endorse as appropriate and deliver such Proceeds to City National Bank as Escrow Agent when requested by Pledgee in the exact form in which they are re-

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ceived; (ii) not to commingle the Proceeds or collections thereunder with other property; and (iii) to keep complete and accurate records regarding all of the Proceeds.

     4. Voting Rights. Pledgor shall have all voting rights with respect to the Collateral until an Event of Default (as defined below) has occurred, at which time Pledgee may exercise all such voting rights. Pledgor hereby grants to Pledgee an irrevocable proxy, effective upon the occurrence of an Event of Default and so long as such Event of Default shall continue, to vote the Pledged Securities in such manner and for such purposes as Pledgee shall, in its sole discretion, continue. Such proxy is coupled with an interest and shall continue in full force and effect until all of the Obligations shall be paid in full.

     5. Events of Default; Remedies.


          (a) Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) Pledgor shall fail to make any payment on the Obligations secured hereby as and when due; (ii) if Pledgor has materially breached any provisions of this Agreement; (iii) if a receiver or a trustee of all or any part of Pledgor's property shall be appointed; (iv) if any assignment for the benefits of Pledgor's creditors shall be made; (v) if a petition in bankruptcy shall be filed by or against Pledgor and not dismissed within 120 days; (vi) if any of the Collateral shall be attached or levied upon at any time pursuant to any court order or other legal process; (vii) liquidation or dissolution of Pledgor; and (vii) if Pledgor shall generally fail to pay debts as they become due.

          (b) Upon the occurrence of any Event of Default, and at any time as such Event of Default is continuing, Pledgee shall be entitled to exercise all the rights, powers and remedies for the protection and enforcement of its rights in respect of the Collateral. Upon the occurrence of any Event of Default, Pledgee may declare all obligations secured hereby immediately due and payable and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Uniform Commercial Code of California, as well as all other rights and remedies possessed by Pledgee. Pledgee may, at Pledgee's option, sell, assign, and deliver all or any part of the Collateral at public or private sale, and may bid for and purchase all or any part of the Collateral so sold free from any right or equity of redemption. Pledgor consents to Pledgee's remedies stated herein. Pledgor waives diligence, presentment, demand for payment, notice of dishonor or acceleration, protest and notice

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of protest. Pledgee will give Pledgor reasonable notice of the time and place of any public or private sale and the requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Pledgor as provided for in the notice provisions of this Agreement at least ten (10) days before the time of the sale or disposition. Pledgee may apply the proceeds of any sale or disposition of Collateral available for satisfaction of Pledgor's obligations hereunder and the expenses of sale in any order of preference that Pledgee, in Pledgee's sole discretion, determines. Pledgor shall remain liable for any deficiency.

     6. Dividends.

          (a) So long as all of the Obligations shall be paid when due, Pledgor may receive and retain all regular cash dividends declared and paid on the Pledged Securities and/or the Additional Securities. If any of the Obligations are not paid when due, all regular cash dividends paid on the Pledged Securities and/or the Additional Securities shall be received and retained by Escrow Agent as part of the collateral. If Pledgor receives any such dividend while any Obligation which is due is unpaid, it shall hold such dividend in trust for the sole purpose of delivering it in kind to Escrow Agent to be added to the Collateral.


          (b) In the event that any other dividend (including, without limitation, a stock dividend) or any distribution shall be declared and paid or made on or in respect of any of the Pledged Securities and/or the Additional Securities or in the event that any shares, cash, obligations or other property shall be distributed upon or with respect to any of the Pledged Securities and/or the Additional Securities pursuant to a recapitalization or reclassification of the capital stock of an issuer of any such issuer, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of any such issuer with or into another corporation, or otherwise, then the shares, cash, obligations or other property so paid or distributed shall be delivered by Pledgor to Escrow Agent forthwith upon its receipt thereof, to be held by Escrow Agent as additional Collateral hereunder, and all of such property (other than cash) shall constitute Pledged Securities and/or the Additional Securities for all purposes of this Pledge Agreement.

     7. Unregistered Securities. If at the time of any sale of the Collateral in accordance with the terms of this Agreement the same or any part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended, or there is no exemption available

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under such Act, then Pledgee, in its sole and absolute discretion, is authorized to sell such Collateral or such part thereof by private sale or sales in such manner and under such circumstances as Pledgee reasonably may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sale, and that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such Act. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     8. No Waiver. Failure of Pledgee to exercise any right or remedy under this Agreement or any other agreement between Pledgee and Pledgor, or otherwise, or delay by Pledgee in exercising same, will not operate as a waiver thereof. No waiver by Pledgee will be effective unless and until it is in writing and signed by Pledgee. No waiver of any condition or performance will operate as a waiver of any subsequent condition or obligation. Pledgee shall have no obligation to resort to the Collateral or any other security which is or may become available to it.

     9. Miscellaneous.

          (a) This Agreement, any amendments or replacement hereof, and the legality, validity and performance of the terms hereof, shall be governed by and enforced and construed in accordance with the laws of the State of California without regard to conflicts of laws and principles thereof.


          (b) This Agreement and the rights, powers and duties set forth herein shall be binding upon Pledgor, its employees, shareholders, agents, officers, directors, representatives and successors and shall inure to the benefit of the successors and assigns of Pledgee and, in the event of any transfer or assignment of rights by Pledgee, the rights and privileges herein conferred upon Pledgee shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Agreement may not be transferred or assigned without written consent.

          (c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith

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and shall be modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any applicable law shall not effect the validity or enforceability of any other provisions hereof.

          (d) Notices required or permitted to be given under this Agreement shall be in writing and may be delivered personally or sent to a party by airmail or first class mail, postage prepaid and addressed to such party at the address set forth below its signature, or to such other address furnished by notice given in accordance with this paragraph. Any such notice shall be deemed to have been given, (i) if sent by mail, five days after the date mailed, and
(ii) if delivered personally, on the date of delivery.

          (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

          (f) This Agreement and the security interest and pledge hereunder shall terminate upon the full and final performance of all Obligations of Pledgor and payment of all indebtedness secured hereby. At such time, Pledgee shall promptly reassign to Pledgor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Pledgee in accordance with the terms hereof.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                                   ELK INTERNATIONAL CORPORATION, LTD.

                                   By: /s/ Elkana Faiwuszewicz
                                       ---------------------------
                                       Title:
                                       Address: P.O. Box N-3247
                                                Nassau, Bahamas



                                   /s/ Hee Poong Park
                                   ---------------------------
                                   HEE-POONG PARK
                                       Address: 2415 S. Sierra Drive
                                                Compton, California
                                                90220

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                                  SCHEDULE 1

                          Description of Pledged Shares

Common Stock

Certificate Number               Number of Shares
- ------------------               ----------------
NU 44462                            112,500

                     [Form of front of Stock Certificate]


               00044462         [Kleer-Vu logo]


       Number                                                    Shares
  -----------------                                          ---------------
       NU-44462                                                  112,500

                            KLEER-VU INDUSTRIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

                                                               CUSIP 498494 20 2

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT  HEE POONG PARK          ***112500*******  is the owner of
                     2415 SOUTH SIERRA DRIVE ****112500******
                     COMPTON, CA 90220       *****112500*****
                                             ******112500****
                                             *******112500***

                  **ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED**

   Full Paid and Non-Assessable Shares of the COMMON Stock of the par value of
                                  $.10 each of

                            KLEER-VU INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented thereby are issued and shall be held [????????] of the provisions of the Certificate of Incorporation, and all Amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto fixed.

   Dated:                   DEC 30, 1993

/s/ Michael R. [ILLEGIBLE]                                      /s/  [ILLEGIBLE]
SECRETARY                                                               CHAIRMAN

                                     [SEAL]
006777517

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                      THIS CERTIFICATE REPRESENTS SHARES OF
                                NEW COMMON STOCK

                      [Form of back of Stock Certificate]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common          UNIF GIFT MIN ACT--      Custodian
TEN ENT--as tenants by the entireties                     (Cust)         (Minor)
JT TEN--as joint tenants with right of                    under Uniform Gifts to
        survivorship and not as tenants                   Minors Act.
        in common                                                      (State)

     Additional abbreviations may also be used though not in the above list.

   For value received,________ hereby sell, assign and transfer unto

______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________                      _______________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

   THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.